Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

1.	On January 5, 2022, the Company announced the establishment of Foresight Changzhou Automotive Ltd., (“Foresight Changzhou”), a wholly owned subsidiary, in Jiangsu Province, China. The Chinese subsidiary was established in cooperation with the China-Israel Changzhou Innovation Park (CIP), a bi-national governmental initiative that provides a unique platform for Israeli industrial companies seeking to enter the Chinese market. With the support of CIP’s facilities and its dedicated staff, Foresight Changzhou will receive a package of incentives and grants from the Jiangsu Province’s government to aid in overcoming barriers and achieving success in China. foresight Changzhou will hire local engineers and high-quality staff, who will be based in CIP.

2.	On January 11, 2022, the Company granted 125,000 Ordinary Shares to a service provider.

3.	On January 18, 2022, the company entered into a future equity agreement with Rail Vision, according to which the Company granted a loan (“the Loan”) in the amount of $286 to Rail Vision. The Loan will be converted automatically to a number of Rail Vision’s ordinary shares equal to the Loan amount divided by the price of equity securities of Rail Vision’s sold in its initial public offering.

4.	On January 30, 2022, at the Company’s extraordinary shareholders meeting, the shareholders approved the extension of the research and development services agreement with Magna (see Note 8A). Subject to the conditions prescribed in the agreement, Magna will continue to provide Foresight Ltd. with research and development services for a 12-month period with an option to extend the agreement for two additional periods. According to the agreement, the monthly payment to Magna for the research and development services will not exceed NIS 235 (approximately $73).